EXHIBIT 10.2

UPON RECORDATION RETURN TO:

King & Spalding LLP

1185 Avenue of the Americas

New York, NY 10036

Attention: Timothy Tucker, Esq.

DT STONE RIDGE, LLC, as mortgagor

(Borrower)

to

PRIP STONE RIDGE, LLC, as mortgagee

(Lender)

MORTGAGE AND

SECURITY AGREEMENT

Dated: April 5, 2012

Location: Columbia, South Carolina

THIS ASSIGNMENT OF LEASES AND RENTS (“Assignment”), is made as of the 5th day of April, 2012, by DT STONE RIDGE, LLC, a South Carolina limited liability company, as assignor, having its principal place of business at 11132 Ventura Boulevard, Suite 415, Studio City, California 91604 (“Borrower”), to PRIP STONE RIDGE, LLC, a Delaware limited liability company, as assignee, having an address, c/o Paladin Realty Partners, LLC, at 10880 Wilshire Boulevard, Suite 1400, Los Angeles, California 90024 (“Lender”).

RECITALS:

Borrower, by its promissory note of even date herewith given to Lender, is indebted to Lender in the principal sum of $3,500,000, in lawful money of the United States of America (the note, together with all extensions, renewals, modifications, substitutions and amendments thereof, the “Note”), with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note.

Borrower desires to secure the payment and performance of the Obligations as defined in Article 2 of the Security Instrument (defined below).

1. ASSIGNMENT

1.1 PROPERTY ASSIGNED. Borrower hereby absolutely and unconditionally assigns and grants to Lender the following property, rights, interests and estates, now owned, or hereafter acquired by Borrower:

(a) Leases. All existing and future leases affecting the use, enjoyment, or occupancy of all or any part of that certain lot or piece of land, more particularly described in Exhibit A annexed hereto and made a part hereof, together with the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located, thereon (collectively, the “Property”) and the right, title and interest of Borrower, its successors and assigns, therein and thereunder.

(b) Other Leases and Agreements. All other leases and other agreements, whether or not in writing, affecting the use, enjoyment or occupancy of the Property or any portion thereof now or hereafter made, whether made before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. § 101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”), together with any extension, renewal or replacement of the same, this Assignment of other present and future leases and present and future agreements being effective without further or supplemental assignment. The leases described in Subsection 1.1(a) and the leases and other agreements described in this Subsection 1.1(b), together with all other present and future leases and present and future agreements and any extension or renewal of the same are collectively referred to as the “Leases”.

(c) Rents. All rents, additional rents, revenues, income, issues and profits arising from the Leases and renewals and replacements thereof and any cash or security deposited in connection therewith and together with all rents, revenues, income, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the use, enjoyment and occupancy of the Property whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (collectively, the “Rents”).

(d) Bankruptcy Claims. All of Borrower’s claims and rights (the “Bankruptcy Claims”) to the payment of damages arising from any rejection by a lessee of any Lease under the Bankruptcy Code.

(e) Lease Guaranties. All of Borrower’s right, title and interest in and claims under any and all lease guaranties, letters of credit and any other credit support given by any guarantor in connection with any of the Leases (individually, a “Lease Guarantor” and collectively, the “Lease Guarantors”) to Borrower (individually, a “Lease Guaranty” and collectively, the “Lease Guaranties”).

(f) Proceeds. All proceeds from the sale or other disposition of the Leases, the Rents, the Lease Guaranties and the Bankruptcy Claims.

(g) Other. All rights, powers, privileges, options and other benefits of Borrower as lessor under the Leases and beneficiary under the Lease Guaranties, including without limitation the immediate and continuing right to make claim for, receive, collect and receipt for all Rents payable or receivable under the Leases and all sums payable under the Lease Guaranties or pursuant thereto (and to apply the same to the payment of the Debt (as hereinafter defined)), and to do all other things which Borrower or any lessor is or may become entitled to do under the Leases or the Lease Guaranties.

(h) Entry. The right, at Lender’s option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver, to collect the Rents.

(i) Power of Attorney. Borrower’s irrevocable power of attorney, coupled with an interest, to take any and all of the actions set forth in Section 34 of this Assignment and any or all other actions designated by Lender for the proper management and preservation of the Property.

(j) Other Rights and Agreements. Any and all other rights of Borrower in and to the items set forth in subsections (a) through (i) above, and all amendments, modifications, replacements, renewals and substitutions thereof.

1.2 CONSIDERATION. This Assignment is made in consideration of that certain loan (the “Loan”) made by Lender to Borrower evidenced by the Note and secured by that certain mortgage and security agreement, deed of trust and security agreement, deed to secure debt and security agreement or similar real estate security instrument given by Borrower to or for the benefit of Lender, dated the date hereof, in the principal sum of $3,500,000, covering the Property and intended to be duly recorded in the public records of the county where the Property is located (the “Security Instrument”). The principal sum, interest and all other sums due and payable under the Note, the Security Instrument, this Assignment and the other Loan Documents (as defined in the Security Instrument) are collectively referred to as the “Debt”.

2. TERMS OF ASSIGNMENT

2.1 PRESENT ASSIGNMENT AND LICENSE BACK. It is intended by Borrower that this Assignment constitute a present, absolute assignment of the Leases, Rents, Lease Guaranties and Bankruptcy Claims,, and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 2.1, Lender grants to Borrower a revocable license to exercise the rights and remedies of landlord under the Leases and collect and receive the Rents and other sums due under the Lease Guaranties. Borrower shall hold the Rents and all sums received pursuant to any Lease Guaranty, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Lender for use in the payment of such sums.

2.2 NOTICE TO LESSEES. Borrower hereby agrees to authorize and direct the lessees named in the Leases or any other or future lessees or occupants of the Property and all Lease Guarantors to pay over to Lender or to such other party as Lender directs all Rents and all sums due under any Lease Guaranties upon receipt from Lender of written notice to the effect that Lender is then the holder of the Security Instrument and that a Default (defined below) exists, and to continue so to do until otherwise notified by Lender.

2.3 INCORPORATION BY REFERENCE. All representations, warranties, covenants, conditions and agreements contained in the Security Instrument as same may be modified, renewed, substituted or extended are hereby made a part of this Assignment to the same extent and with the same force as if fully set forth herein.

3. REMEDIES

3.1 REMEDIES OF LENDER. Upon or at any time after the occurrence of a default under this Assignment or an Event of Default (as defined in the Security Instrument) (a “Default”), the license granted to Borrower in Section 2.1 of this Assignment shall automatically be revoked, and Lender shall immediately be entitled to possession of all Rents and sums due under any Lease Guaranties, whether or not Lender enters upon or takes control of the Property. In addition, Lender may, at its option, without waiving such Default, without notice and without regard to the adequacy of the security for the Debt, either in person or by agent, nominee or attorney, with or without bringing any action or proceeding, or by a receiver appointed by a court, dispossess Borrower and its agents and servants from the Property, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of the Property and all books, records and accounts relating thereto and have, hold, manage, lease and operate the Property on such terms and for such period of time as Lender may deem proper and either with or without taking possession of the Property in its own name, demand, sue for or otherwise collect and receive all Rents and sums due under all Lease Guaranties, including those past due and unpaid with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to Lender and may apply the Rents and sums received pursuant to any Lease Guaranties to the payment of the following in such order and proportion as Lender in its sole discretion may determine, any law, custom or use to the contrary notwithstanding: (a) all expenses of managing and securing the Property, including, without being limited thereto, the salaries, fees and wages of a managing agent and such other employees or agents as Lender may deem necessary or desirable and all expenses of operating and maintaining the Property, including, without being limited thereto, all taxes, charges, claims, assessments, water charges, sewer rents and any other liens, and premiums for all insurance which Lender may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property; and (b) the Debt, together with all costs and reasonable attorneys’ fees. In addition, upon the occurrence of a Default, Lender, at its option, may (1) complete any construction on the Property in such manner and form as Lender deems advisable, (2) exercise all rights and powers of Borrower, including, without limitation, the right to negotiate, execute, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents from the Property and all sums due under any Lease Guaranties, (3) either require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupancy of such part of the Property as may be in possession of Borrower or (4) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise.

3.2 OTHER REMEDIES. Nothing contained in this Assignment, and no act done or omitted by Lender pursuant to the power and rights granted to Lender hereunder shall be deemed to be a waiver by Lender of its rights and remedies under the Note, the Security Instrument, or the other Loan Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Lender under the terms thereof. The right of Lender to collect the Debt and to enforce any other security therefor held by it may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder. Borrower hereby absolutely, unconditionally and irrevocably waives any and all rights to assert any setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligations of Borrower under this Assignment, the Note, the Security Instrument, the other Loan Documents or otherwise with respect to the Loan in any action or proceeding brought by Lender to collect same, or any portion thereof, or to enforce and realize upon the lien and security interest created by this Assignment, the Note, the Security Instrument, or any of the other Loan Documents (provided, however, that the foregoing shall not be deemed a waiver of Borrower’s right to assert any compulsory counterclaim if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of Borrower’s right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Lender in any separate action or proceeding).

3.3 OTHER SECURITY. Lender may take or release other security for the payment of the Debt, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of the Debt without prejudice to any of its rights under this Assignment.

3.4 NON-WAIVER. The exercise by Lender of the option granted it in Section 3.1 of this Assignment and the collection of the Rents and sums due under the Lease Guaranties and the application thereof as herein provided shall not be considered a waiver of any default by Borrower under the Note, the Security Instrument, the Leases, this Assignment or the other Loan Documents. The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment. Borrower shall not be relieved of Borrower’s obligations hereunder by reason of (a) the failure of Lender to comply with any request of Borrower or any other party to take any action to enforce any of the provisions hereof or of the Security Instrument, the Note or the other Loan Documents, (b) the release regardless of consideration, of the whole or any part of the Property, or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the Note, the Security Instrument or the other Loan Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take any action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to enforce its rights under this Assignment. The rights of Lender under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

3.5 BANKRUPTCY. (a) Upon or at any time after the occurrence of a Default, Lender shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.

(b) If there shall be filed by or against Borrower a petition under the Bankruptcy Code, and Borrower, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Borrower shall give Lender not less than ten (10) days’ prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject the Lease. Lender shall have the right, but not the obligation, to serve upon Borrower within such ten-day period a notice stating that (i) Lender demands that Borrower assume and assign the Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of future performance under the Lease. If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Lease and shall comply with tfk demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

4. NO LIABILITY, FURTHER ASSURANCES

4.1 NO LIABILITY OF LENDER. This Assignment shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any Lease or Lease Guaranty or otherwise impose any obligation upon Lender. Lender shall not be liable for any loss sustained by Borrower resulting from Lender’s failure to let the Property after a Default or from any other act or omission of Lender in managing the Property after a Default unless such loss is caused by the willful misconduct and bad faith of Lender. Lender shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or any Lease Guaranties or under or by reason of this Assignment and Borrower shall, and hereby agrees, to indemnify Lender for, and to hold Lender harmless from, any and all liability, loss or damage which may or might be incurred under the Leases, any Lease Guaranties or under or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Lender by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases or any Lease Guaranties. Should Lender incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys’ fees, shall be secured by this Assignment and by the Security Instrument and the other Loan Documents and Borrower shall reimburse Lender therefor immediately upon demand and upon the failure of Borrower so to do Lender may, at its option, declare all sums secured by this Assignment and by the Security Instrument and the other Loan Documents immediately due and payable. This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor for the carrying out of any of the terms and conditions of the Leases or any Lease Guaranties; nor shall it operate to make Lender responsible or liable for any waste committed on the Property by any lessee or any other parties, or for any dangerous or defective condition of the Property, including without limitation the presence of any Hazardous Substances (as defined in that certain Environmental Indemnity Agreement executed by Borrower in favor of Lender as of even date herewith), or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.

4.2 NO MORTGAGEE IN POSSESSION. Nothing herein contained shall be construed as constituting Lender a “mortgagee in possession” in the absence of the taking of actual possession of the Property by Lender. In the exercise of the powers herein granted Lender, no liability shall be asserted or enforced against Lender, all such liability being expressly waived and released by Borrower.

4.3 FURTHER ASSURANCES. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, conveyances, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto Lender the property and rights hereby assigned or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Assignment or for filing, registering or recording this Assignment and, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien and security interest hereof in and upon the Leases.

5. MISCELLANEOUS PROVISIONS

5.1 CONFLICT OF TERMS. In case of any conflict between the terms of this Assignment and the terms of the Security Instrument, the terms of the Security Instrument shall prevail.

5.2 NO ORAL CHANGE. This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

5.3 CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeably in singular or plural form and the word “Borrower “ shall mean “each Borrower and any subsequent owner or owners of the Property or any part thereof or interest therein,” the word “Lender” shall mean “Lender, its servicer, and any subsequent holder of the Note,” the word “Note” shall mean “the Note and any other evidence of indebtedness secured by the Security Instrument,” the word “person” shall include an individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority, and any other entity, the word “Property” shall include any portion of the Property and any interest therein, and the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

5.4 AUTHORITY. Borrower represents and warrants that it has full power and authority to execute and deliver this Assignment and the execution and delivery of this Assignment has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Borrower or the Property.

5.5 INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

5.6 DUPLICATE ORIGINALS; COUNTERPARTS. This Assignment may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original. This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Assignment, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

5.7 CHOICE OF LAW. This Assignment shall be governed, construed, applied and enforced in accordance with the laws of the state in which the Property is located and the applicable laws of the United States of America.

5.8 TERMINATION OF ASSIGNMENT. Upon payment in full of the Debt and the delivery and recording of a satisfaction or discharge of Security Instrument duly executed by Lender, this Assignment shall become and be void and of no effect.

5.9 NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to Borrower or Lender at their addresses set forth in the Security Instrument or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section 5.9, the term “Business Day” shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.

Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

5.10 WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THIS ASSIGNMENT, THE NOTE, THE SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

5.11 SUBMISSION TO JURISDICTION. With respect to any claim or action arising hereunder, Borrower (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State in which the Property is located and the United States District Court located in the county in which the Property is located, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Assignment brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

5.12 LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Assignment shall be binding upon and inure to the benefit of Borrower and Lender land their respective successors and assigns forever.

5.13 HEADINGS, ETC. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

5.14 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

5.15 SOLE DISCRETION OF LENDER. Wherever pursuant to this Assignment (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

5.16 EXCULPATION. Borrower’s obligations under this Assignment are subject to the provisions of Article 13 of the Security Instrument.

5.17 BINDING EFFECT. This Assignment, together with the covenants and warranties therein contained, shall inure to the benefit of Lender and any subsequent holder of the Security Instrument and shall be binding upon Borrower, its heirs, executors, administrators, successors and assigns and any subsequent owner of the Property.

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IN WITNESS WHEREOF, Borrower has executed this instrument the day and year first above written.

BORROWER:
DT STONE RIDGE, LLC, a South Carolina limited liability company
WITNESS:
By: DT Columbia SC Management, LLC, a Delaware limited liability company Its Operating Member
________________________________________
Print Name:
By: DT Group Development, Inc., its sole manager
________________________________________	By:
Print Name:	James Markel, Secretary

ACKNOWLEDGEMENT

STATE OF CALIFORNIA
COUNTY OF LOS ANGELES

The foregoing instrument was acknowledged before me this 4th day of April, 2012, by James Markel, as Secretary of DT Group Development, Inc, the sole manager of DT Columbia SC Management, LLC, the operating member of DT Stone Ridge, LLC, a South Carolina limited liability company, on behalf of said company, who is personally known to me or who has produced a drivers license as identification.

_______________________________

Notary Public, State of California

_______________________________

My commission expires:

[NOTARIAL SEAL]

EXHIBIT A

LEGAL DESCRIPTION

RICHLAND COUNTY, SOUTH CAROLINA

ALL THAT CERTAIN PIECE, PARCEL OR TRACT OF LAND KNOWN AS RIVER RIDGE APARTMENTS, SHOWN AND DESIGNATED ON AN ALTA/ACSM LAND ITI LE SURVEY PREPARED FOR CONERSTONE REALTY INCOME TRUST, INC. BY COLLINGWOOD SURVEYING, INC., DATED NOVEMBER 19, 1993, AND RECORDED DECEMBER 2, 1993 IN PLAT BOOK 54 AT PATE 9681/A&AMP;B, RICHLAND COUNTY RECORDS, AND BEING MORE PARTICULARLY DESCRIBED ON SAID SURVEY AS FOLLOWS: BEGINNING AT THE SOUTHEASTERN CORNER OF THE INTERSECTION OF SKYLAND DRIVE (R/W OF 50 FEET) AND MONTVIEW ROAD (R/W OF 40 FEET), SAID POINT BEING MARKED BY AND IRON PIN, RUNNING THENCE ALONG THE SOUTHERN R/W LINE OF SAID SKYLAND DRIVE S 46°20’18” E A DISTANCE OF 366.96 FEET TO AN IRON PIN SET AT THE NORTHWEST CORNER OF THAT PARCEL CONVEYED TO BARR HARRIS GARDNER, III, BY DEED RECORDED IN THE R.M.C. OFFICE OF RICHLAND COUNTY IN DEED BOOK 354 AT PAGE 556; THENCE, ALONG THE NORTHWESTERN BOUNDARY OF SAID GARDNER PARCEL S 43°42’57” W A DISTANCE OF 199.80 FEET TO AN IRON PIN SET AT THE SOUTHWESTERN CORNER THEREOF; THENCE ALONG THE SOUTHWESTERN BOUNDARY OF THE SAID • GARDNER PARCEL S 48°3709” E, A DISTANCE OF 100.02 FEET TO AN IRON PIN SET AT THE SOUTHEASTERN CORNER THEREOF, SAID CORNER BEING THE SOUTHWESTERN CORNER OF THAT PARCEL CONVEYED TO BETTY DIAMOND BY DEED RECORDED IN THE R.M.C. OFFICE OF RICHLAND COUNTY IN DEED BOOK 920 AT PATE 314; THENCE, ALONG THE SOUTHWESTERN BOUNDARY OF SAID DIAMOND PARCEL S 46°04’26” E A DISTANCE OF 99.48 FEET TO AN IRON PIN SET AT THE SOUTHEASTERN CORNER THEREOF; THENCE, ALONG THE SOUTHEASTERLY BOUNDARY OF SAID DIAMOND PARCEL AND THE SOUTHEASTERLY BOUNDARY OF THAT PARCEL CONVEYED TO JOHN L M. TOBIAS BY DEED RECORDED IN THE R.M.C. OFFICE OF RICHLAND COUNTY IN DEED BOOK 386 AT PAGE 219, N 43°49’47” E A DISTANCE OF 199.59 (FEET) TO AN IRON PIN SET AT THE NORTHEASTERN CORNER OF THE SAID TOBIAS PARCEL, SAID PIN BEING ALSO SET IN THE SOUTHERN R/W LINE OF SAID SKYLAND DRIVE; THENCE, ALONG SAID R/W LINE S 46°36’06” E A DISTANCE OF 40.02 FEET TO AN IRON PIN SET AT THE NORTHWESTERN CORNER OF THAT PARCEL CONVEYED TO EDWARD BYRNES BROWN BY DEED RECORDED IN THE R.M.C. OFFICE OF RICHLAND COUNTY IN DEED BOOK 763 AT PAGE 889; THENCE ALONG THE NORTHWESTERN BOUNDARY OF THE SAID BROWN PARCEL S 43°34’54” W A DISTANCE OF 174.93 FEET TO AN IRON PIN SET AT THE SOUTHWESTERN CORNER THEREOF; THENCE ALONG THE SOUTHWESTERN BOUNDARY OF THE SAID BROWN PARCEL AND ALONG THE SOUTHWESTERN BOUNDARY OF THAT PARCEL CONVEYED TO PHILLIPS BUILDERS, INC., BY DEED RECORDED IN THE R.M.C. OFFICE OF RICHLAND COUNTY IN DEED BOOK 503 AT PAGE 518, AND ALONG THE SOUTHWESTERN BOUNDARY OF THAT PARCEL CONVEYED TO MARGIE L KIRBY, ET AL, AND RECORDED IN DEED BOOK 193 AT PAGE 509 IN SAID R.M.C. OFFICE, S 46°11’07” E A DISTANCE OF 189.52 FEET TO AN IRON PIN SET AT THE SOUTHEAST CORNER OF THE SAID KIRBY PARCEL; THENCE ALONG THE SOUTHEASTERLY BOUNDARY OF THE SAID KIRBY PARCEL N 43°44’19” E A DISTANCE OF 175.09 FEET TO AN IRON PIN SET AT THE NORTHEASTERLY CORNER THEREOF, SAID PIN BEING ALSO SET IN THE SOUTHERN R/W LINE OF SAID SKYLAND DRIVE; THENCE ALONG THE SAID R/W LINE OF SKYLAND DRIVE S 46°15’28” E A DISTANCE OF 450.95 FEET TO A NAIL SET IN ROOT OF A TWENTY (20’) INCH WATER OAK TREE AT BANK OF THE BROAD RIVER; THENCE ALONG THE BANK OF THE SAID BROAD RIVER THE FOLLOWING COURSES: S 36°04’08” W A DISTANCE OF 86.26 FEET TO AN IRON PIN; S 5°43’42” W A DISTANCE OF 56.60 FEET TO AN IRON PIN; S 19°15’12” W A DISTANCE OF 116.06 FEET TO AN IRON PIN; S 11°56’12” W A DISTANCE OF 146.63 FEET TO AN IRON PIN: S 11°54’07” W A DISTANCE OF 99.73 FEET TO AN IRON PIN SET IN THE NORTHERN R/W LINE OF INTERSTATE #126 (R/W OF VARYING WIDTH); THENCE ALONG THE SAID NORTHERN R/W N 69°34’35” W A DISTANCE OF 352.05 FEET TO AN IRON PIN SET AT THE SOUTHERNMOST CORNER OF THAT PARCEL CONVEYED TO ESTHER HUFFMAN, ET AL, BY DEED RECORDED IN THE SAID R.M.C. OFFICE IN DEED BOOK 180 AT PAGE 819: THENCE ALONG THE EASTERN BOUNDARY OF SAID HUFFMAN PARCEL N 39°05’12” W A DISTANCE OF 788.15 FEET TO AN IRON PIN; THENCE CONTINUING N39°05’32” W A DISTANCE OF 367.94 FEET TO AN IRON PIN SET IN THE SOUTHEASTERLY MI LINE OF MONTVIEW ROAD; THENCE ALONG SAID MONTVIEW R/W N 43°30’01” E A DISTANCE OF 439.45 FEET TO THE POINT OF BEGINNING, CONTAINING 14.32 ACRES, MORE OR LESS.

ALSO DESCRIBED AS FOLLOWS:

A CERTAIN TRACT OF LAND LOCATED IN THE CITY OF COLUMBIA AND ADJACENT TO THE CITY OF COLUMBIA, P,ICHLAND COUNTY, STATE OF SOUTH CAROLINA BOUNDED ON THE WEST BY MONTVIEW ROAD AND TOBIAS; BOUNDED ON THE NORTH BY SKYLAND DRIVE, AND THE LANDS OF GARDNER, DIAMOND, BROWN, PHILLIPS BUILDERS, INC., AND KIRBY; ON THE EAST BY THE BROAD RIVER; ON THE SOUTH BY INTERSTATE #126 AND HUFFMAN, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHERN INTERSECTION OF SKYLAND DRIVE AND MONTVIEW ROAD AT AN IRON LABELED F.O.B. AND RUNNING S46-23’-03”E ALONG THE RIGHT-OF- WAY OF SKYLAND DRIVE FOR A DISTANCE OF 294.59’ TO AN IRON CORNER ON THE RIGHT-OF-WAY OF SKYLAND DRIVE, THENCE CONTINUING ALONG THE RIGHT-OF-WAY OF SKYLAND DRIVE S46-21’-58”E FOR A DISTANCE OF 73.00’ TO AN IRON CORNER WHERE SKYLAND DRIVE JOINS PROPERTY OF DAVID NEALS (RECORD BOOK “0011” PAGE 678), THENCE TURNING AND RUNNING ALONG PROPERTY OF SAID DAVID NEALS S43-43`-58”W FOR A DISTANCE OF 199.80’ TO AN IRON CORNER, THENCE TURNING AND RUNNING S46- 27’-51”E AND CONTINUING ALONG PROPERTY OF DAVID NEALS FOR A DISTANCE OF 99.94’ TO AN IRON PIN WHERE PROPERTY JOINS PROPERTY OF CHRISTINE CHAPMAN (DEED BOOK “1112” PAGE 686), THENCE TURNING AND RUNNING S46- 10’-25”E ALONG PROPERTY OF CHRISTINE CHAPMAN FORA DISTANCE OF 98.56’ TO AN IRON CORNER, THENCE TURNING AND RUNNING N44-08’-16”E ALONG PROPERTIES OF CHRISTINE CHAPMAN AND LOUISA E. TOBIAS (RECORD BOOK “885” PAGE 3987) FOR A DISTANCE OF 199.59’ TO AN IRON CORNER ON TIlE RIGHT-OF-WAY OF SKYLAND DRIVE, THENCE TURNING AND RUNNING S46-26’-27”E ALONG THE RIGHT-OF-WAY OF SKYLAND DRIVE FOR A DISTANCE OF 40.00’ TO AN IRON CORNER WHERE PROPERTY JOINS PROPERTY OF MICHAEL CLAY BRAT, Jr. & KIMBERLY ANN BRITT (DEED BOOK “1290” PAGE 903), THENCE TURNING AND RUNNING S43-35’-27”W ALONG PROPERTY OF MICHAEL CLAY BRITT, Jr. & KIMBERLY ANN BRITT FOR A DISTANCE OF 174.81’ TO AN IRON CORNER, THENCE TURNING AND RUNNING S46-11’-35”E ALONG PROPERTIES OF MICHAEL CLAY BRrrr, Jr. & KIMBERLY ANN BRITT, PHILLIPS BUILDERS, INC. (DEED BOOK “421” PAGE 559) AND MARGIE LOIS KIRBY (DEED BOOK “725” PAGE 376) FOR A DISTANCE OF 189.60’ TO AN IRON CORNER, THENCE TURNING AND RUNNING N43-43’-39”E ALONG PROPERTY OF MARGIE LOIS KIRBY FOR A DISTANCE OF 175.00’ TO AN IRON CORNER ON THE RIGHT-OF-WAY OF SKYLAND DRIVE, THENCE TURNING AND RUNNING 546-16’-32”E ALONG THE RIGHT-OF-WAY OF SKYLAND DRIVE FORA DISTANCE OF 45121’ TO AN IRON CORNER ON THE BANK OF THE BROAD RIVER, THENCE TURNING AND FOLLOWING THE OFFSET LINE FROM RIVER BANK 536-08’-27”W ALONG OFFSET LINE AND RIVER BANK FOR A DISTANCE OF 86.30’ TO AN IRON CORNER, THENCE TURNING AND CONTINUING TO FOLLOW OFFSET LINE AND RIVER BANK S05-45’-47”W FOR A DISTANCE OF 56.7? TO AN IRON CORNER, THENCE TURING AND CONTINUING TO FOLLOW OFFSET LINE AND RIVER BANK S19-18’-06”W FOR A DISTANCE OF 115.92’ TO AN IRON CORNER, THENCE TURNING AND CONTINUING TO FOLLOW OFFSET LINE AND RIVER BANK S11-54’-56”W FOR A DISTANCE OF 146.61’ TO AN IRON CORNER, THENCE TURNING AND CONTINUING TO FOLLOW OFFSET LINE AND RIVER BANK S 1 1-55’-42”W FOR A DISTANCE OF 99.70’ TO AN IRON CORNER WHERE PROPERTY JOINS INTERSTATE - 126, THENCE TURNING AND RUNNING N69-35’-07”W ALONG THE RIGHT OF WAY OF INTERSTATE - 126 FOR A DISTANCE OF 352.07 TO AN IRON CORNER, WHERE PROPERTY JOINS PROPERTY OF PALMETTO CITIZENS FEDERAL CREDIT UNION (RECORD BOOK “552” PAGE 1535), THENCE TURNING AND RUNNING N39-04’-37”W ALONG PROPERTY OF PALMETTO CITIZENS FEDERAL CREDIT UNION FOR A DISTANCE OF 788.38’ TO AN IRON CORNER, THENCE TURNING AND CONTINUING ALONG PROPERTY OF PALMETTO CITIZENS FEDERAL CREDIT UNION N39-05’-17”W FOR A DISTANCE OF 367.61’ TO AN IRON CORNER, WHERE PROPERTY JOINS THE RIGHT-OF-WAY OF MONTVIEW ROAD, THENCE TURNING AND RUNNING ALONG THE RIGHT-OF-WAY OF MONTVIEW ROAD N43-23’-28”E FORA DISTANCE OF 439.07 TO THE POINT OF. BEGINNING (P.O.B.). THIS PARCEL OF LAND CONTAINING 14.33 ACRES.

TAX MAP SHEET 09003, BLOCK 01, LOT 01 AND TAX MAP SHEET 07216, BLOCK 06, LOT 03

DERIVATION: Being the same property conveyed by deed of ___________________________ and recorded on __________, 2011 in Book _____ at Page _____ of the office of the Register of Deeds of Richland County, South Carolina.

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